APRIL 14, 2025
SUPPLEMENT TO
HARTFORD INTERNATIONAL/GLOBAL EQUITY FUNDS PROSPECTUS
DATED FEBRUARY 28, 2025, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information and should be read in connection with your Statutory Prospectus.
Effective April 11, 2025, the Hartford Schroders Sustainable International Core Fund was liquidated pursuant to a Plan of Liquidation. Accordingly, all references to the Hartford Schroders Sustainable International Core Fund in the above referenced Statutory Prospectus are deleted in their entirety effective immediately.
This Supplement should be retained with your Statutory Prospectus for future reference.
HV-7727
April 2025